Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2021
Disclosure of commitments and contingent liabilities [abstract]
CONTINGENT LIABILITIES AND COMMITMENTS

Note 19: - Contingent Liabilities and Commitments

a.	On August 23, 2010, the Company entered into a 30 years collaboration agreement with Baxter Healthcare Corporation (“Baxter”) with respect to obtaining the distribution rights for Glassia. During 2015, Baxter assigned all its rights under the collaboration agreement to Baxalta US Inc. (“Baxalta”) which was acquired during 2016 by Shire plc (“Shire”), which is now part of Takeda (“Takeda” and in these consolidated financial statements Baxter, Baxalta and Shire will be referred to as “Takeda”).

The collaboration agreement consists of three main agreements (1) An Exclusive Manufacturing, Supply and Distribution agreement for Glassia in the United States, Canada, Australia and New Zealand (the “Territory” and the “Distribution Agreement”, respectively); (2) Technology License Agreement for the use of the Company’s knowhow and patents for the production, continued development and sale of Glassia by Takeda (the “License Agreement”) in the Territory; and (3) A Paste Supply Agreement for the supply by Takeda of plasma derived fraction IV-1 to be used by the Company for the production of Glassia (the “Raw Materials Supply Agreement”).

Pursuant to the agreements, the Company was entitled to certain upfront and milestone payments at a total amount of $45 million, and for a minimum commitment of Takeda to acquire Glassia produced by the Company over the first five years of the term of the Distribution Agreement. In addition, upon initiation of sales of Glassia manufactured by Takeda the Company will be entitled to royalty payments at a rate of 12% on net sales of Glassia through August 2025, and at a rate of 6% thereafter until 2040, with a minimum of $5 million annually (the “Royalty Payments”).

Through December 31, 2021, the Company accounted for as income all of the $45 million associated with the upfront and milestone payments from Takeda pursuant to the Distribution and License Agreements as amended. Prior to the October 2016 amendment of the Distribution Agreement, the net proceeds on account of the upfront the milestone payments received were recorded as deferred revenues and were recognized as revenues based on the actual sales of Glassia on a pro-rata basis. Following October 2016, the balance of the deferred revenues was recognized on a straight - line basis according to Takeda’s updated minimum purchase commitment through December 31, 2018, which was the term of the supply commitment period prior to the October 2016 amendment. Non- refundable revenues due to the achievement of milestones are recognized upon reaching the milestone.

On March 31, 2021, the Company entered into an amendment to the Technology License Agreement with Takeda with respect to Glassia. Pursuant to the amendment the Company will transfer to Takeda the GLASSIA U.S. Biologics License Application (BLA). In consideration for the BLA transfer, the Company will receive a $2 million payment from Takeda.

During 2021 the Company terminated the production and supply of GLASSIA to Takeda and Takeda initiated its own production of GLASSIA for distribution in the Territory. Accordingly, commencing 2022, Takeda will pay royalties to the Company as defined above.

Pursuant to the Distribution Agreement, Takeda is responsible to conduct any required additional clinical studies required to obtain or maintain GLASSIA’s marketing authorization in the Territory. Under certain condition, the Company will be required to participate in the funding of these clinical studies in a total amount not to exceed $10 million.

Pursuant to the Raw Material Supply Agreement Takeda undertook to provide the Company, free of charge, all quantities of plasma derived fraction IV-1 required by the Company for manufacturing GLASSIA to be sold to Takeda for distribution in the Territory. The Company accounts for the fair value of the plasma derived fraction IV-1 used and sold as revenues and charges the same fair value to cost of revenue. In addition, the Company has the right to acquire from Takeda plasma derived fraction IV-1 for its continued development and for the production, sale and distribution of GLASSIA by the Company outside the Territory.

b.	In November 2006, the Company entered into an agreement with PARI GmbH (“PARI”) in connection with a supply by PARI of a certain medical devise required for the development of the Company’s Inhaled AAT product. Pursuant to the agreement, the Company was licensed to use developments made by PARI. Furthermore, PARI will provide the Company certain quantities of devices for carrying out clinical trials, free of charge. In the event that the development is successful, and the underlining product obtains required marketing authorization, the Company will pay PARI royalties based on sales of the devices through the later of the device patents expiration period or 15 years from the first commercial sale of the Company’s the Inhaled AAT product.

On expiration of the royalty period, the license will become non-exclusive, and the Company shall be entitled to use the rights granted to it pursuant to the agreement without paying royalties or any other compensation. In addition, and according to a mechanism set in the agreement, PARI would be required to pay royalties to the Company of the total net sales of the device exceeding a certain amount, through the later of the device patents expiration period or 15 years from the first commercial sale of the Company’s Inhaled AAT product.

In February 2008, the parties executed an amendment to the agreement according to which the exclusive global license granted to the Company was expanded to two additional indications. The royalties are applicable to all indications mentioned above.

In addition, the parties entered into a commercialization and supply agreement, which ensures long-term regular supply of the device, including spare parts.

In May 2019, the Company signed a Clinical Study Supply Agreement (“CSSA”) with PARI for the supply of the required quantities of controller kits and the web portal associated with PARI’s device required for Company’s continued clinical trials with respect the its Inhaled AAT product. The CSSA is a supplement agreement to the agreement and will expire upon the expiration or termination of the agreement.

c.	In July 2011, the Company entered into a strategic collaboration agreement with Kedrion Biopharma (“Kedrion”) for clinical development, marketing, distribution and sales in the United States of the Company’s rabies immune globulin (Human) under the trade name KEDRAB. The product is manufactured and marketed by the Company in other countries under a different trade name KAMRAB. The Company obtained U.S marketing authorization from the FDA for KEDRAB in August 2017, and commercial launch of the product in the US was initiated in the beginning of 2018.

In October 2016 the parties entered into an amendment to the agreement pursuant to which the parties agreed to conduct a required post-marketing-commitment clinical study which was initiated in March 2017 and finalized during 2020. The cost of the study was equally shared between the parties.

In April 2020, the Company entered into a binding term sheet with Kedrion for the co-development, manufacturing and distribution of a human plasma-derived Anti-SARS-CoV-2  polyclonal immunoglobulin (IgG) product as a potential treatment for COVID-19 patients. The plasma-derived Anti-SARS-CoV-2 IgG product will be developed and manufactured utilizing the Company’s proprietary IgG platform technology. Pursuant to the agreed terms, Kedrion will provide plasma, collected at its U.S. plasma collection centers, from donors who have recovered from the virus and, upon receipt of regulatory approvals, will be responsible for commercialization of the product in the U.S., Europe, Australia, South Korea, United Kingdom, Switzerland and Norway. The Company is responsible for product development, manufacturing, clinical development, with Kedrion’s support, and regulatory submissions. The Company will also assume distribution responsibility in all territories outside of those Kedrion is responsible for. Marketing rights for the product in China will be shared by the parties. The binding term sheet shall remain in full force and effect until the definitive agreements are executed by the parties, or at the latest until June 30, 2021, unless early terminated by mutual agreement of the parties. As of December 31, 2021, the parties did not enter into a definitive agreement.

d.	In July 2019, the Company entered into a 7-year Master Clinical Services Agreement with a third party for the provision of certain clinical research services and other tasks to be performed by such third party, in connection with the Company’s Phase III clinical study for its inhaled AAT product.

e.	In December 2019, the Company entered into a binding term sheet for a 12-year contract manufacturing agreement with Saol to manufacture CYOTGAM. Following the execution of the required technology transfer from the current manufacturer, and pending obtaining all required FDA approvals, the Company is expected to commence commercial manufacturing of the product in early 2023. As a result of the consummation of the Saol transaction as detailed below, which included the acquisition of all rights relating to CYTOGAM, the previous engagement with Saol with respect to this product expired.

On November 22, 2021, the Company entered into the Saol APA for the acquisition of a portfolio of four FDA-approved plasma-derived hyperimmune commercial products. The Product are CYTOGAM, HEPAGAM B, VARIZIG AND WINRHO SDF.

Under the terms of the APA, the Company paid Saol a $95 million upfront payment, and agreed to pay up to an additional $50 million of contingent consideration subject the achievement of sales thresholds for the period commencing on the Acquisition Date and ending on December 31, 2034. The Company may be entitled for up to $3 million credit deductible from the contingent consideration payments due for the years 2023 through 2027, subject to certain conditions as defined in the agreement between the parties.

In addition, the Company acquired inventory valued at $14.2 million and agreed to pay the consideration to Saol in ten quarterly installments of $1.5 million, each or the remaining balance at the final installment.

As part of the acquisition, the Company assumed certain of Saol’s liabilities for the future payment of royalties (some of which are perpetual) and milestone payments to third party subject to the achievement of corresponding CYTOGAM related net sales thresholds and milestones. The fair value of such assumed liabilities at the acquisition date was estimated at $47.2 million, which was calculated based on the Option Pricing Method (OPM), Monte Carlo Simulation, and discounted cash flow using a discount rate in the range of 2.25 % and11% and the volatility of 10.8-14.2%.

Such assumed liabilities include:

●	Royalties:10 % of the annual global net sales of CYTOGAM up to $25 million and 5 % of net sales that are greater than $25 million, in perpetuity; 2% of the annual global net sales of CYTOGAM in perpetuity; and, 8% of the annual global net sales of CYTOGAM for period of six years following the completion of the technology transfer of the manufacturing of CYTOGAM to the Company, subject to a maximum aggregate of $5 million per year and for total amount of $30 million throughout the entire six years period.

●	Sales milestones: $1.5 million in the event that the annual net sales of CYTOGAM in the United States market exceeds $18.8 million during the twelve months period ending June 30, 2022; and, $1.5 million in the event that the annual net sales of CYTOGAM in the United States market exceeds $18.4 million during the twelve months period ending June 30, 2023.

●	Milestone: $8.5 million upon the receipt of FDA approval for the manufacturing of CYTOGAM at Company’s manufacturing facility.

To partially fund the acquisition costs, the Company secured a $40 million financing facility from an Israeli bank which comprised of a $20 million five-year loan and a $20 million short-term revolving credit facility. Refer to Note 15

In connection with the acquisition, The Company entered into a transition services agreement with Saol, which defines the services and support to be provided by Saol to the Company for a defined period (including, U.S reporting, medical inquiries, transfer planning, logistics management, distribution and QC complaints). The term of the transition services agreement for most services is estimated between three to six months. The cost for services provided under the transition services agreement is based on the actual work to be performed by Saol, with monthly workload adjustments, and pass-through costs.

As of December 31, 2021, the Company recognized an asset in respect of costs of fulfilling contracts on the amount of $ 5,561 thousands. No amortization or impairment losses was recognized.

f.	In December 2019, the Company entered into an agreement with Alvotech, a global biopharmaceutical company, to commercialize Alvotech’s portfolio of six biosimilar product candidates in Israel, upon receipt of regulatory approval from the Israeli Ministry of Health (“IMOH”). Pursuant to the agreement the Company is obligated to pay Alvotech certain milestone payments to Alvotech, in advance of the launch of the six biosimilar in Israel. Subsequent to December 31, 2021, the agreement was extended to include additional two biosimilar products.

g.	On January 14, 2021, the Company entered into an agreement with undisclosed international pharmaceutical companies to commercialize one of the distribution products, in Israel. Pursuant to the agreement the Company is obligate to pay Royalties on the amount of 24% out of the Net revenue from the sale of the product in the Israeli market.